Inventories	12 Months Ended
Dec. 31, 2024
Disclosures Of Inventories [Abstract]
Inventories	Inventories

	December 31, 2024	December 31, 2023
Finished goods	$9,295	$7,907
Metal in circuit	573	783
Ore stockpiles	2,563	794
Materials and supplies	33,248	29,380
Total	$45,679	$38,864
During the year ended December 31, 2024, the total cost of inventories recognized in the consolidated statement of income (loss) amounted to $295.9 million (2023 - $245.0 million). As at December 31, 2024, materials and supplies are recorded net of an obsolescence provision of $3.8 million (2023 - $2.7 million). Cost of sales includes an obsolescence provision at the Marmato mine for $0.2 million (2023 - $0.7 million) and Segovia mine for $0.9 million (2023 - $0.7 million).